EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to annual report on Form 10-K for the year ended December 31, 2022 of Alpha Star Acquisition Corp. (the “Company”), as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: June 18, 2024

/s/ Guojian Chen
Guojian Chen
Chief Financial Officer
(Principal Financial and Accounting Officer)